SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K A



                                CURRENT REPORT


                       Pursuant to Section 13 or 15[d] of
                      The Securities Exchange Act of 1934



                     Date of Report:  December 15, 2004





                            TECHNICAL VENTURES INC.
                             [Name of Registrant]



         New York                 33-2775-A                     13-3296819
 [State of Incorporation]      [Commission File]             [IRS Ident. No.]



    3411 McNicoll Ave., Unit 11, Scarborough, Ontario, Canada M1V 2V6
                  [Address of Principal Executive Offices]

                   Registrant Telephone No. 416/299-9280



















                                     (1)

ITEM  4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)   On December 15, 2004 the Registrant received notice from it's

      Certifying Accountant, Schwartz Levitsky Feldman llp, of Toronto

      of their resignation.


      The registrant, respectfully, accepts and recognizes the

      tendered resignation herewith and without malice.



|     Further, Pursuant to Regulation SB, Item 304(a)(1)(ii) the
|     principal accountant's reports for either of their reported
|     past two fiscal years of 2002 and 2001 and their interim quarterly
|     periods, contained no adverse opinon or disclaimer of opinion,
|     or was modified as to uncertainty, audit scope, or accounting
|     principles and further,
|
|     Pursuant to Regulation SB, Item 304(a)(1)(iv)(A), there were
|     no disagreements, on any matter of accounting principles or
|     practices, financial statement disclosure, or auditing scope
|     or procedure in connection with the reported past two fiscal
|     years of 2002 and 2001 and their interim quarterly periods.
|
|     Pursuant to Regulation SB. Item 304(a)(3)correspondence
|     relative to the reported two fiscal years of 2002 and 2001
|     and the period July 1, 2003 through December 15, 2004,
|     from the registrants former accountant, directed to the
|     Commission as Exhibit 16, is included with this amended
|     Form 8K A.



(b)   No new Certifying Accountant has been engaged at the present time, however, a decision in this regard will be effected

      in a timely manner.





This Form 8-K A may contain forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.




                                    (2)

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      TECHNICAL VENTURES INC.
                                            (Registrant)




                                   By:/s/Larry Leverton
                                      _________________________
                                      Larry Leverton
                                      Secretary and Treasurer


Dated:  February 7, 2004
























                                     (3)